EXHIBIT 10.42

                                 PROMISSORY NOTE

         $_________                                               Rochester, NY
                                                              February 25, 2003


         FOR VALUE RECEIVED, Sheffield Pharmaceuticals, Inc. ("Maker") does hereby promise to pay to the order of ________________ ("Holder"), at such address or at such other place as may be designated by notice of Holder to Maker, (i) the principal sum of __________________________ dollars ($_________)
on the closing of a licensing transaction for the Company's unit dose product ("Product"), (the "Maturity Date"); together with (ii) interest on any principal amounts outstanding hereunder from the date hereof until said principal amount is paid in full, payable on the final day when said principal amount becomes due at an interest rate per annum equal at all times to nine percent (9.0%) and
(iii) a premium amount of one hundred percent (100%) of the principal amount outstanding under this promissory note (collectively, the "Maturity Payments"). Interest on this Note shall be computed on a basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed (including the first day but excluding the last day).

         Maker may prepay this Note in whole or in part, with accrued interest through the date of such prepayment on the amount prepaid. The Holder acknowledges that it has had an opportunity to review the Maker's public filings and other information provided by the Maker as well as to speak with the officers of the Maker regarding its business and financial circumstances. Further, the Holder is making this investment as a private transaction for investment purposes only. The Holder is a sophisticated, knowledgeable investor and is aware of the difficult cash and financial condition of the Maker and the significance of the proceeds of this transaction to the continued operation of the Maker's business.

         On the Maturity Date, the Company shall make all Maturity Payments that are due and owing, and to issue to the Holder a warrant to purchase __________ shares of Common Stock in the form as provided in the attached Exhibit A.

         The Holder shall have a priority secured interest in the Company's interest in the Unit Dose Budesonide Product. The security agreement may be evidenced by a UCC filing, which shall be released by the Holder upon repayment of the Maturity Payments. As security for the repayment of all liabilities arising under this Note, the Maker hereby grants to the Holder a security interest in and lien on the Product.

         Maker agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), incurred by Holder in connection with the enforcement of this Note.

         If any of the following events shall occur and be continuing:

         (a) Maker shall fail to make any payment of principal or interest when the same becomes due and payable and such failure shall remain unremedied for three (3) days; or

         (b) Any proceeding shall be instituted by or against Maker seeking to adjudicate it a bankrupt or insolvent, or seeking protection of its debts under any law relating to bankruptcy or insolvency or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property,

         Then, and in any such event, Holder may, by notice to Maker, declare all outstanding principal and any other obligations of Maker hereunder, including any interest and premium thereon, to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Maker.

         All notices between Maker and Holder under this Note shall be made by registered mail.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first above written.

                                      SHEFFIELD PHARMACEUTICALS, INC.


                                      By
                                             ----------------------------------
                                      Name
                                             ----------------------------------
                                      Title
                                             ----------------------------------

                                                                      EXHIBIT A


                      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.

                          COMMON STOCK PURCHASE WARRANT

               For the Purchase of _______ Shares of Common Stock

                                       of

                         SHEFFIELD PHARMACEUTICALS, INC.
                            (A Delaware Corporation)

1.       Warrant.

                  THIS CERTIFIES THAT, for value received, __________________ (the "Holder"), as registered owner of this Warrant, is entitled during the period commencing ________ __, 200_ and ending at 5:00 p.m., EST, on ________ __, 200_, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to ___________ (________) shares of Common Stock, par value $.01 per share (the "Common Stock"), of Sheffield Pharmaceuticals, Inc., a Delaware corporation (the "Company") in accordance with the terms hereof.

                  The exercise price (the "Exercise Price") per share of Common Stock shall be $.20 per share.

2.       Exercise.

                  In order to exercise this Warrant, the exercise form attached hereto must be duly executed, completed and delivered to the Company, together with this Warrant and payment of the applicable Exercise Price for the shares of the Common Stock being purchased. If the rights represented hereby shall not have been exercised before 5:00 p.m., EST, on __________ __, 200_ this Warrant shall become and be void and without further force or effect and all rights represented hereby shall cease and expire.

3.       Transfer.

                  3.1 General Restrictions. The registered Holder of this Warrant, by his acceptance hereof, agrees that it shall not sell, transfer or assign or hypothecate this Warrant without the prior written consent of the Company. The shares of Common Stock issuable upon exercise of this Warrant shall be subject to the additional transfer restrictions set forth below.

                  3.2 Restrictions Imposed by the Securities Act. The Holder by accepting this Warrant confirms that the Warrants were acquired by the Holder solely for investment and with no present intention to distribute any Warrants or securities issuable upon the exercise thereof and that the Holder will dispose of securities issuable upon the exercise hereof only in compliance with applicable Federal and state securities laws. The shares of Common Stock purchased upon exercise of this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such shares may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such shares has been filed by the Company and declared effective by the Securities and Exchange Commission.

                  Each certificate for securities purchased upon exercise of this Warrant shall bear a legend substantially as follows unless such securities have been registered under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or (ii) pursuant to an exemption from registration under the Act in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

4.       New Warrants to be Issued.

                  4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised in whole or in part. In the event of the exercise hereof in part, upon surrender of this Warrant for cancellation, together with the duly executed exercise form, the Company shall cause to be delivered to the Holder without charge a new warrant or new warrants of like tenor with this Warrant in the name of the Holder evidencing the right to purchase, in the aggregate, the remaining number of underlying shares of Common Stock purchasable hereunder after giving effect to any such partial exercise.

                  4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of an indemnification in favor of the Company, reasonably satisfactory to it, the Company shall execute and deliver a new warrant of like tenor and date. Any such new warrants executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.

5.       Reservation.

                  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Warrant, such number of authorized but unissued shares of Common Stock, free from preemptive rights, as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the applicable Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of this Warrant and payment of the applicable Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights of any stockholder. If the Common Stock is then listed on a national securities exchange, all shares of Common Stock issued upon exercise of this Warrant shall also be duly listed thereon.

6.       Adjustments.

                  The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from to time as follows.

                  6.1 Merger, Sale of Assets, Etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  6.2 Reclassification, Etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

                  6.3 Split Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  6.4 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders of the Company, shall have become entitled to receive, without payment thereof, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of additional consideration thereof, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period the date hereof to and including the date of such exercise, retained such shares and/or other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

                  6.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

7.       Registration Rights.

                  7.1 "Piggy Back" Registration Rights. If the Company shall at any time or from time to time after the date hereof determine to register any of its securities with the Commission (other than by means of a registration statement on a form (e.g., Form F-4, S-4 or S-8 or successor forms) which, by its terms, could not be used for the sale and distribution of the Common Stock), the Company shall:

         (a) promptly give notice thereof to the Holder; and

         (b) use its best efforts to effect the registration and any qualification of Common Shares issuable upon exercise of this warrant (the "Registrable Securities") requested to be so registered and qualified in writing by the Holder.

                  7.2 Registration Procedures. If and whenever the Company is required by the provisions of Section 6.1 to effect a registration under the Securities Act, the Company will at its expense, as expeditiously as possible prepare and file with the Commission an appropriate registration statement in accordance with the Securities Act and the rules and regulation of the Commission with respect to the resale of the Registrable Securities (a "Registration Statement") and use its best efforts to cause such Registration Statement to become and remain effective until the earlier of (i) all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the Holder sets forth in such Registration Statement and (ii) and expiration date of this Warrant, and the Company shall prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and such prospectus accurate and complete during such period.

                  7.3 Expenses. The company shall bear all expenses in connection with any registration under this Section 6, including, without limitation, all registration and filing fees, printing expenses and fees and disbursements of the Company's counsel and expense of any audits incident to or required by any such registration, provided, that the Company shall not, in any event, be required to bear the cost of any commissions and compensation paid, and concessions and discounts allowed to, underwriters, dealers or others performing similar functions in connection with the sale and distribution of the Common Stock sold by the Holder.

                  7.4 Indemnification. (a) If Registrable Securities are included in a Registration Statement, the Company will indemnify the Holder and the directors, officers, employees, agents, affiliates and control persons thereof, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Company of any rule or regulation promulgated under the Securities Act or applicable state securities laws and related to action or inaction required of the Company in connection with any registration, qualification or compliance, and will reimburse the Holder for any legal and any other expenses reasonable incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder specifically for use therein.

                  (b) If Registrable Securities are included in an Registration Statement, the Holder will indemnify the Company and the directors, officers, employees, agents, affiliates and control person thereof, against all claims, losses, damages and liabilities (or action in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Holder of any rule or regulation promulgated under the Securities Act or applicable state securities laws and relating to action or inaction required of the Company in connection with any registration, qualification or compliance, but only to the extent that such claims, losses, damages and liabilities (or actions in respect thereof) occurs in reliance upon written information provided to the Company by the Holder for use in connection with a Registration Statement, and will reimburse the Company for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action.

                  (c) Each party entitled to indemnification under this Section
6.4 (sometimes referred to as the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that unless such failure materially and adversely affects the rights or abilities of the Indemnifying Party to defend such action, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 6.4. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. If any such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6.4, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party that is reasonably related to the matters covered by the indemnity agreement provided in this Section 6.4; provided, that in no event shall the Indemnifying Party be liable to reimburse the fees or expenses of more than one counsel retained by Indemnified Parties hereunder in connection with any claim or litigation resulting from such claim.

                  (d) If the indemnification provided for in this Section 6.4 shall for any reason be unenforceable by an indemnified party, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses with respect to which such indemnified party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The Company and the Holder agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         7.5 Information Provided by the Holder. The Holder shall furnish in writing to the Company such information regarding such person and the distribution proposed by such person as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.

         7.6 Prospectuses, etc. The Company will, at its expense, furnish to the Holder such number of prospectuses, offering circulars and other documents incident to such registration and related qualification or compliance as such Holder from time to time may reasonably request.

         7.7 Underwritten Offerings; Permitted Interruptions; Holdback Periods.
(a) In the event any registration under Section 7.1 is underwritten and the managing underwriter determines that the inclusion of all Registrable Securities that are to be included would materially interfere with the successful completion thereof in the reasonable judgment of such managing underwriter, then the number of Registrable Securities to be included may be reduced on the same basis as other selling stockholders in such registration.

                  (b) With respect to any registration pursuant to Section 6.1 hereof, the Company shall have the right at any time on one occasion in respect of any Registration Statement to delay the filing of such Registration Statement or to withdraw such Registration Statement (or notify the holders of Registrable Securities covered by such Registration Statement not to sell such Registrable Securities pursuant to such Registration Statement) after the filing and the effective date thereof (each such delay, withdrawal or notice is referred to herein as a "Permitted Interruption") for a reasonable period of time (not to exceed ninety (90) days in any such case, which may not thereafter be extended) if, at such time: (i) the Company is engaged in any active program for the repurchase of its Common Stock and furnishes a certificate to that effect to the Holder or (ii) the Board of Directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, acquisition, sale of assets, recapitalization or other similar corporate action of the Company and the Company furnishes a certificate to that effect to the Holder. After such Permitted Interruption, the Company shall use its best efforts to restore such Registration or to effect such Registration (as the case may be) within thirty (30) days without further request from the Holder, unless such request has been withdrawn by written notice of the Holder.

                  (c) The Holder, if, as and when its Registrable Securities are covered by a Registration Statement filed pursuant to Section 7.1 hereof, agrees, if and to the extent requested by the managing underwriter or underwriters, in the case of an underwritten offering (to the extent timely notified in writing by the managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, included a sale pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, except as part of such underwritten registration, during the ten (10) day period prior to, and a period of up to one hundred twenty (120) days (as determined by the managing underwriter or underwriters) beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement.

8.       Certain Notice Requirements.

                  8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company prior to the exercise hereof (including the right to receive dividends). If, however, at any time prior to the expiration of the Warrant and its exercise, any of the events described in Section 6 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up, merger, consolidation, reorganization or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

                  8.2 Transmittal of Notices. Any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three
(3) days after the date of deposit in the United States mails, as follows:

                  (i)      if to the Company, to:

                           Sheffield Pharmaceuticals, Inc.
                           3136 Winton Road South, Suite201
                           Rochester, New York 14623
                           Attention:  Chief Financial Officer

                  (ii) if to the Holder, to the address of such Holder as shown on the books of the Company.

Either of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 8.2.

9.       Miscellaneous.

                  9.1 Purchase for Investment. By his acceptance of this Warrant, the Holder represents and warrants that the Holder has acquired this Warrant for the Holder's own account for investment and not with the view to the distribution thereof, except in accordance with applicable federal and state securities laws. The Holder represents that he is an "accredited investor" as such term is defined under Rule 501 of Regulation D promulgated under the Securities Act. The Holder confirms that he has been advised that the Warrants have not been, and the shares of Common Stock issuable upon exercise of this Warrant Shares will not be, registered under the Securities Act and that he has consulted with and been advised by counsel as to the restrictions on resale to which this Warrant and such Shares will be subject.

                  9.2 Amendments. All modifications or amendments to this Warrant shall require the written consent of each party.

                  9.3 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

                  9.4 Entire Agreement. This Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                  9.5 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

                  9.6 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                  9.7 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, noncompliance or nonfulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, noncompliance or nonfulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, noncompliance or nonfulfillment.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the __th day of _______ 200_.


                                            SHEFFIELD PHARMACEUTICALS, INC.



                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Its:
                                                  ------------------------------

AGREED AND ACCEPTED:


--------------------------------

Name:
      --------------------------

Form to be used to exercise Warrant:

Sheffield Pharmaceuticals, Inc.
3136 Winton Road South, Suite 201
Rochester, New York 14623
Attention:  Chief Financial Officer

Date: ________________, 200__


         The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase __________ shares of Common Stock of Sheffield Pharmaceuticals, Inc. and hereby makes payment of $_____________ (at the rate of $______________ per share) in payment of the Exercise Price pursuant thereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

                                             ----------------------------------
                                             Signature


                                             ----------------------------------
                                             Signature Guaranteed



                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
    ---------------------------------------------------------------------------
                            (Print in Block Letters)

Address
       ------------------------------------------------------------------------

                  NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.